UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2003

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification No.)

3280 Bayshore Boulevard Brisbane, CA 94005
(Address of registrant’s principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Item 5.                   Other Events and Regulation FD Disclosure.

On June 11, 2003, InterMune, Inc. (the “Company”) issued a press release entitled “InterMune Provides Updated 2003 Financial Guidance,” announcing that the Company has revised its full-year 2003 revenue guidance.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  Also on June 11, 2003, the Company issued a separate press release entitled, “InterMune Announces Positive Top-Line Phase III Clinical Trial Results of Oritavancin Antibiotic for Bacterial Skin Infections,” announcing positive top-line results of a confirmatory pivotal Phase III clinical trial of the Company’s intravenous investigational antibiotic, oritavancin, for the treatment of complicated skin/skin-structure infections caused by gram-positive bacteria.  A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 7.                   Financial Statements and Exhibits.

(c)                      Exhibits.

Number	Description
99.1	Press Release entitled “InterMune Provides Updated 2003 Financial Guidance,” dated June 11, 2003.
99.2	Press Release entitled “InterMune Announces Positive Top-Line Phase III Clinical Trial Results of Oritavancin Antibiotic for Bacterial Skin Infections,” dated June 11, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERMUNE, INC.

Dated: June 11, 2003	By:	/s/ STEPHEN N. ROSENFIELD
Stephen N. Rosenfield
Executive Vice President of Legal Affairs

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “InterMune Provides Updated 2003 Financial Guidance,” dated June 11, 2003.
99.2	Press Release entitled “InterMune Announces Positive Top-Line Phase III Clinical Trial Results of Oritavancin Antibiotic for Bacterial Skin Infections,” dated June 11, 2003.